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                             SEI DAILY INCOME TRUST

                         Short-Duration Government Fund
                     Intermediate-Duration Government Fund

                     Supplement Dated March 31, 2003 to the
                   Fixed Income Prospectus Dated May 31, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE FIXED INCOME PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Short-Duration Government Fund and the Intermediate-Duration Government Fund. Effective March 31, 2003, Michael C. Garrett will replace John C. Keogh as portfolio manager of the Short-Duration Government Fund and the Intermediate-Duration Government Fund. Accordingly, under the section entitled "Portfolio Managers," the paragraphs relating to the "Short-Duration Government Fund, Treasury Securities Daily Income Fund and Intermediate-Duration Government Fund" and the "GNMA Fund" are hereby deleted and replaced with the following:

TREASURY SECURITIES DAILY INCOME FUND

John C. Keogh will serve as portfolio manager for the Treasury Securities Daily Income Fund upon the commencement of its operations. Mr. Keogh has been an investment professional with Wellington Management since 1983.

SHORT-DURATION GOVERNMENT FUND
INTERMEDIATE-DURATION GOVERNMENT FUND
GNMA FUND

Michael C. Garrett became the portfolio manager of the Short-Duration Government Fund and Intermediate-Duration Government Fund in 2003 and the portfolio manager of the GNMA Fund in 2001. Mr. Garrett joined Wellington Management in 1999 from Credit Suisse First Boston where he was a mortgage securities trader from 1996 to 1999.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE